Janus Aspen Series

Janus Henderson Balanced Portfolio

Janus Henderson Enterprise Portfolio

Janus Henderson Flexible Bond Portfolio

Janus Henderson Forty Portfolio

Janus Henderson Global Bond Portfolio

Janus Henderson Global Research Portfolio

Janus Henderson Global Technology Portfolio

Janus Henderson Mid Cap Value Portfolio

Janus Henderson Overseas Portfolio

Janus Henderson Research Portfolio

Janus Henderson U.S. Low Volatility Portfolio

(the “Portfolios”)

Supplement dated September 12, 2019

to Currently Effective Statements of Additional Information

At a meeting held on September 9, 2019, the Board of Trustees (the “Board”) of Janus Aspen Series (the “Trust”) unanimously elected William M. Fitzgerald, Sr. to serve as a Trustee of the Trust, at the recommendation of the Board’s Nominating and Governance Committee. Mr. Fitzgerald is considered “independent,” meaning that he is not affiliated with Janus Capital Management LLC, the Portfolios’ investment adviser, or its related entities.

As a result of Mr. Fitzgerald’s election to the Board, effective immediately, the statements of additional information (“SAIs”) for the Portfolios are updated as follows:

1.	In the Trustees and Officers section of the Portfolios’ SAIs, the following information is added to the table titled “Trustees” in alphabetical order:

Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Independent Trustees

William M. Fitzgerald, Sr. 151 Detroit Street Denver, CO 80206 DOB: 1964	Trustee	9/19-Present	Founder, Fitzgerald Asset Management LLC (since 2012). Formerly, Founder and Chief Investment Officer, Global Infrastructure Asset Management LLC (2008-2017); Chief Investment Officer of Nuveen Asset Management (2000-2007); and Managing Director, Nuveen Investment LLC (1988-2007).	58	Board of Directors,
Municipal Securities
Rulemaking Board (since
2017). Formerly, Board of
Directors of Syncora
Holdings Ltd, Syncora
Guarantee Inc., and
Syncora Capital Assurance
Inc. (2009-2016); and
Trustee, Destra Investment
Trust (2010-2014).

2.	In the Trustees and Officers section of the Portfolios’ SAIs, the following paragraph replaces the corresponding paragraph in its entirety:

As discussed below, the Board’s Nominating and Governance Committee is responsible for identifying and recommending candidates for nomination or election by the Board based on a variety of diverse criteria. In its most recent evaluation of the qualifications of each Trustee as part of the Board’s annual self-evaluation process and in connection with the assessment of candidates prior to the appointment of a new Trustee effective September 9, 2019, the Committee and the Board considered the totality of the information available to them, including the specific experience, qualifications, attributes or skills, as noted below, and concluded that each of the Trustees should serve as members of the Board of Trustees based on the Trust’s business structure. In reaching these conclusions, the Committee and the Board, in the exercise of their reasonable business judgment, evaluated each Trustee based on his or her specific experience, qualifications, attributes and/or skills on an individual basis and in combination with the other Trustees, none of which by itself was considered dispositive.

3.	In the Trustees and Officers section of the Portfolios’ SAIs, the following paragraph is added as the fifth paragraph following the table titled “Officers”:

William M. Fitzgerald, Sr.:  Service as Managing Director and Chief Investment Officer of a leading investment management firm, Founder and Chief Investment Officer of asset management firms, and a board member of a self-regulatory organization and an unaffiliated fund complex, and a Portfolio Independent Trustee since 2019.

4.	Under “Additional Information about Trustees” in the Trustees and Officers section of the Portfolios’ SAIs, the following information is added to the first table in alphabetical order:

Name of Trustee	Dollar Range of Equity Securities in the Portfolios	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Henderson Funds

Independent Trustees

William M. Fitzgerald, Sr.(3)	None	None
(3)	William M. Fitzgerald, Sr. joined the Board as a Trustee effective September 9, 2019.

5.	Under “Additional Information about Trustees” in the Trustees and Officers section of the Portfolios’ SAIs, the following information is added to the second table in alphabetical order:

Name of Person, Position	Aggregate Compensation from the Portfolios for fiscal year ended December 31, 2018(1)	Total Compensation from the Janus Henderson Funds for calendar year ended December 31, 2018(2)(3)

Independent Trustees

William M. Fitzgerald, Sr., Trustee(7)	$0	$0
(7)	William M. Fitzgerald, Sr. joined the Board as a Trustee effective September 9, 2019.

6.	Under “Voting Rights” in the Miscellaneous Information section of the Portfolios’ SAIs, the following paragraph replaces the second paragraph in its entirety:

The Board currently has nine members, of which eight have been elected by shareholders. With the exception of Diane L. Wallace and William M. Fitzgerald, Sr., each of the Trustees of the Trust was elected at a Special Meeting of Shareholders on June 14, 2016. Ms. Wallace was elected at a Special Meeting of Shareholders on April 25, 2017. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.

Please retain this Supplement with your records.

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